Subsidiary Notes Payable	12 Months Ended
Dec. 31, 2024
Subsidiary Notes Payable [Abstract]
Subsidiary Notes Payable	Subsidiary Notes Payable
The subsidiary notes payable is comprised of loans and convertible notes. These instruments do not contain embedded derivatives, and therefore, are held at amortized cost. As of December 31, 2024 and December 31, 2023, the balance of notes payable consists of the following:

	2024 $	2023 $
Balance as of December 31,
Loans	4,111	3,439
Convertible notes	—	260
Total subsidiary notes payable	4,111	3,699
Loans
In October 2010, Follica entered into a loan and security agreement with Lighthouse Capital Partners VI, L.P. The loan is secured by Follica’s assets, including Follica’s intellectual property and bears interest at a rate of 5.0% in the interest only period and 12.0% in the repayment period.
Convertible Notes
The activities of the convertible notes were as follows:

	Knode $	Appeering $	Sonde $	Total $
January 1, 2022	94	141	2,461	2,696
Gross principal - issuance of notes - financing activity	—	—	393	393
Accrued interest on convertible notes - finance costs	5	8	48	60
Changes in fair value - finance costs	—	—	502	502
Deconsolidation	—	—	(3,403)	(3,403)
Balance as of January 1, 2023	99	149	—	248
Accrued interest on convertible notes - finance costs	5	8	—	13
Balance as of December 31, 2023 and January 1, 2024	104	156	—	260
Accrued interest on convertible notes - finance costs	5	7	—	12
Forgiveness of debt – entity dissolution – finance income	(109)	(164)	—	(273)
Balance as of December 31, 2024	—	—	—	—
In November 2024, the Group dissolved Knode and Appeering as they were no longer operational entities. As a result, the principal and interest on these notes outstanding were written off in full as of the dissolution date.